UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2008

FIRST PULASKI NATIONAL CORPORATION
 (Exact name of registrant as specified in charter)

Tennessee                                  0-10974                                       62-1110294
(State or other jurisdiction of                  (Commission                                               (IRS Employer
       incorporation)                                          File Number)                                            Identification No.)

206 South First Street
Pulaski, Tennessee                                                                         38478
(Address of principal executive offices)                                                                          (Zip Code)

(931) 363-2585
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Item 8.01  Other Events.

          On September 7, 2008, the United States Department of the Treasury, the Federal Reserve and the Federal Housing Finance Agency ("FHFA") announced that the FHFA was placing the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") under conservatorship, eliminating dividend payments on Fannie Mae and Freddie Mac common and preferred stock and giving management control over Fannie Mae and Freddie Mac to FHFA.

          Subsequent to the announcement of the actions described above, the market value of the perpetual preferred securities of Fannie Mae owned by First Pulaski National Corporation (the "Company") declined significantly and, based on the closing market price of these securities on September 10, 2008, the Company had an unrealized pre-tax loss of approximately $1.65 million as of that date. It is unclear when or if the value of these securities will improve. As a result of the actions described above, the Company expects to record an other-than-temporary impairment and take a non-cash charge to earnings in the quarter ending September 30, 2008 related to its investment in perpetual preferred securities of Fannie Mae. The Company will continue to evaluate its investment in Fannie Mae preferred securities and expects to make a final determination of impairment relating to these securities in connection with the preparation of its financial statements for the quarter ending September 30, 2008. The Company does not expect that any impairment charge incurred in connection with these securities in the quarter ending September 30, 2008 will impact the ability of the Company and its bank subsidiary to be "well-capitalized" under applicable bank regulatory guidelines as of September 30, 2008.

          The Company does not hold any common securities of Fannie Mae or any equity securities of Freddie Mac.

Forward-Looking Statements

          This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements related to the anticipated charge to the Company's earnings for the quarter ending September 30, 2008. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ materially from those described in the forward-looking statements contained herein include changes in market conditions and governmental action with respect to Fannie Mae and/or Freddie Mac. The forward-looking statements set forth herein speak only as of the date hereof and the Company does not undertake to update these forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        FIRST PULASKI NATIONAL CORPORATION

                                                                                         By: /s/ Mark A. Hayes
                                                                                               Mark A. Hayes
                                                                                               Chief Executive Officer

Date: September 11, 2008